UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Ark Restaurants Corp.

(Name of Registrant as Specified In Its Charter)

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ARK RESTAURANTS CORP.

85 Fifth Avenue

New York, New York 10003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 5, 2016

To Shareholders of

ARK RESTAURANTS CORP.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the “Company”) will be held on April 5, 2016 at 10:00 A.M., New York City time, at Bryant Park Grill, located at 25 West 40th Street, New York, New York, for the following purposes:

(1)	To elect a board of nine directors;

(2)	To approve the Ark Restaurants Corp. 2016 Stock Option Plan;

(3)	To approve the Ark Restaurants Corp. Section 162 (m) Cash Bonus Plan;

(4)	To ratify the appointment of CohnReznick LLP (“Cohn”), as independent auditors for the 2016 fiscal year; and

(5)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 24, 2016, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.

By Order of the Board of Directors,

Robert Stewart
President

New York, New York
March 4, 2016

ARK RESTAURANTS CORP.

PROXY STATEMENT

ANNUAL MEETING INFORMATION

This proxy statement contains information related to the annual meeting of shareholders of Ark Restaurants Corp., a New York corporation (“Ark” or the “Company”) to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M., New York City time, on April 5, 2016 and at any adjournment or adjournments thereof (the “Meeting”). This proxy statement was prepared under the direction of our Board of Directors (the “Board of Directors” or the “Board”) to solicit your proxy for use at the annual meeting. This proxy statement and proxy are being first mailed to shareholders on or about March 4, 2016.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and the “Company” refer to Ark Restaurants Corp. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the shareholders of our Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on April 5, 2016.

This Proxy Statement, the form of proxy and the Company’s Annual Report are available at www.cstproxy.com/arkrestaurants/2016.

Who may attend the annual meeting?

All shareholders of record at the close of business on February 24, 2016 (the “Record Date”), or their duly appointed proxies, and our invited guests may attend the Meeting.

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Shares of common stock held in a stockholder’s name as the stockholder of record may be voted in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy electronically via the Internet, by telephone or if you have requested a paper copy of these proxy materials, by returning the proxy or voting instruction card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.

Who may vote?

You may vote if you owned our common stock as of the close of business on the Record Date. Each share of your common stock is entitled to one vote on each of the proposals scheduled for vote at the Meeting. As of the Record Date, there were 3,418,128 shares of common stock outstanding and entitled to vote at the Meeting.

What will I be voting on?

You will be voting on the following:

•	The election of nine (9) directors for a term to expire at the next annual meeting of shareholders;

•	To approve the Ark Restaurants Corp. 2016 Stock Option Plan

•	To approve the Ark Restaurants Corp. Section 162(m) Cash Bonus Plan; and
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•	The ratification of the selection of CohnReznick LLP (“Cohn”) as our independent registered public accounting firm for fiscal 2016.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this proxy statement for election to the Board; “FOR” approval of the 2016 Stock Option Plan; “FOR” approval of the Section 162(m) Cash Bonus Plan; and, “FOR” ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2016, and in accordance with the proxy holders best judgment as to any other matters raised at the annual meeting.

How do I vote?

Return Your Proxy Card By Mail: You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

Vote at the Meeting: You may cast your vote in person at the Meeting. Written ballots will be passed out to anyone who wants to vote in person at the meeting.

Even if you plan to attend the meeting, you are encouraged to vote your shares by proxy. You may still vote your shares in person at the Meeting even if you have previously voted by proxy. If you are present at the Meeting and desire to vote in person, your vote by proxy will not be used.

What if I hold my shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Can I change my mind after I vote?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Meeting by:

•	signing another proxy card with a later date and returning it to us prior to the Meeting;

•	giving written notice of revocation to Ark Restaurants Corp., Attention: Treasurer, 85 Fifth Avenue, New York, NY 10003; or

•	attending the Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other nominee.

Who will count the votes?

A representative of our Transfer Agent will count the votes and will serve as the independent inspector of elections.

Will my shares be voted if I do not provide my proxy?

If you are the shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

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Under the rules of various national and regional securities exchanges, brokers may generally vote on certain, limited “routine” matters, but cannot vote on non-routine matters, such as the non-contested election of directors or an amendment to the Articles of Incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below, under “What vote is required to approve each proposal?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

How many votes must be present to hold the meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum. Shares of common stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present.

What vote is required to approve each proposal?

In accordance with our bylaws, the nominees for director receiving the highest number of votes cast in person or by proxy at the Meeting (also referred to as a plurality of the votes cast) will be elected. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of Cohn for fiscal 2016, the proposal to approve the 2016 Stock Option Plan, and the proposal to approve the Section 162(m) Cash Bonus Plan. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Therefore, a broker non-vote has no effect on the proposals provided herein to be voted on at the Meeting. Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, and also will not be counted as votes cast or shares voting on such matter. Accordingly, abstentions will not be included in vote totals and will not affect the outcome of the voting for any of the proposals.

Our directors, director-nominees and executive officers own, directly or indirectly, approximately 45% of the voting power entitled to be cast at the Meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the proposals being considered at the Meeting. Shareholders are not entitled to dissenter’s rights of appraisal with respect to any of the proposals.

Who will pay for this proxy solicitation?

We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of our shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Will any other matters be voted on at the Meeting?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What are the deadlines for stockholder proposals for next year’s Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year’s proxy statement and proxy card must be received by not later than November 3, 2016. All proposals and notifications should be addressed to Ark Restaurants Corp., Attention: Treasurer, 85 Fifth Avenue, New York, NY 10003. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Where can I find the voting results?

The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K filed within four (4) business days after the Meeting.

What is the Company’s website address?

Our website address is www.arkrestaurants.com. We make this proxy statement, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act available on our website in the About Ark – Investors – SEC Filings section, as soon as reasonably practicable after electronically filing such material with the United States Securities and Exchange Commission (“SEC”).

This information is also available free of charge at the SEC’s website located at www.sec.gov. Shareholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION

Corporate Governance

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and stockholders. Our current corporate governance principles, including the Code of Ethics and the charters of each of the Audit Committee and Nominating and Governance Committee are all available under About Ark – Investors –Corporate Governance on our website at www.arkrestaurants.com. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the NASDAQ Marketplace Rules. We will continue to modify our policies and practices to meet ongoing developments in this area. Aspects of our corporate governance principles are discussed throughout this Proxy Statement.

Director Independence

The Board has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Bruce R. Lewin, Marcia Allen, Steven Shulman, Arthur Stainman and Stephen Novick. The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board, other than as may be discussed herein, in determining any such director’s or nominee’s independence.

Board and Committee Meeting Attendance

During the past fiscal year, the Board held six meetings, including two telephone meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he or she served. Independent directors met twice last year without management present.

Board Committees

The Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board has appointed only independent directors to such committees. The members of each committee are appointed by the Board and serve one year terms. Committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter adopted by the Board of Directors under which it operates.

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Compensation Committee

Ms. Allen (Chairperson) and Messrs. Shulman and Stainman currently serve as members of the Compensation Committee of the Board. The Compensation Committee (i) oversees and sets the compensation and benefits arrangements of our Chief Executive Officer and certain other executives; (ii) provides a general review of, and makes recommendations to, the Board of Directors or to our shareholders with respect to our cash-based and equity-based compensation plans; and (iii) implements, administers, operates and interprets our equity-based and similar compensation plans to the extent provided under the terms of such plans. The Compensation Committee has the authority to make decisions respecting CEO and executive officer compensation matters, including employment and severance contracts, salary, compensation awards and bonuses, among other things, and has the right to retain and terminate compensation consultants, legal counsel and other advisors to assist the committee with its functions. The Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers (with respect to compensation determinations for non-executive officers), as well as delegate authority to the Company’s CEO to approve options to employees (who are not directors or executive officers) of the Company or of any subsidiary of the Company, subject to certain quantity, time and price limitations.

The Board of Directors adopted a written charter under which the Compensation Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Compensation Committee on an annual basis.

The Compensation Committee held one meeting in fiscal 2015.

Audit Committee

Messrs. Lewin (Chairperson) and Stainman and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, engaging the independent auditors, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing Company’s accounting policies.

The Board of Directors has determined that all of the members of the Audit Committee meet the independence criteria for audit committees and have the qualifications set forth in the listing standards of NASDAQ and Rule 10A-3 under the Exchange Act. The Board of Directors has also designated Ms. Allen as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that she has the financial sophistication required under the listing standards of NASDAQ.

The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

The Audit Committee held four meetings during fiscal 2015.

Nominating and Corporate Governance Committee

Messrs. Novick (Chairperson), Stainman and Lewin currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors adopted a written charter under which the Nominating and Corporate Governance Committee operates. The Nominating and Corporate Governance Committee approved the nomination of the candidates reflected in Proposal One, which candidates were approved by the Board of Directors.

The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

•	Judgment

•	Skill

•	Diversity

•	Experience with businesses and other organizations of comparable size
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•	The interplay of the candidate’s experience with the experience of other Board members

•	The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

The Nominating and Corporate Governance Committee held one meeting fiscal 2015.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of the Company, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected with respect to the election of directors. No director or executive officer (or any nominee therefor or any associate thereof) has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003, Attn: Corporate Secretary. Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall not be fewer than three nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the Board. The Board of Directors has fixed the number of directors at nine. The term of office of each director is one year, commencing at this annual meeting and ending at the annual meeting of shareholders to be held in 2017. Each director elected will continue in office until he resigns or until a successor has been elected and qualified. Stockholders cannot vote or submit proxies for a greater number of persons than the nine nominees named in this Proposal One.

Each of the nominees named below is at present a director of the Company and has consented to serve if elected. If any nominee should be unable to serve or will not serve for any reason, the persons designated on the accompanying form of proxy will vote in accordance with their judgment. We know of no reason why the nominees would not be able to serve if elected.

The following is a brief account of the business experience during the past five years of each of the Company’s directors and executive officers, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment was carried on.

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Name	Age	Principal Occupation and Position with the Company	Director Since
Michael Weinstein	72	Chairman of the Board and Chief Executive Officer of the Company	1983
Robert Stewart	59	President, Chief Financial Officer and Treasurer of the Company	2012
Vincent Pascal	72	Chief Operating Officer and Senior Vice President of the Company	1985
Paul Gordon	64	Senior Vice President of the Company	1996
Marcia Allen	65	Chief Executive Officer, Allen & Associates	2003
Bruce R. Lewin	68	Chairman and President, Continental Hosts, Ltd.	2000
Steven Shulman	74	Managing Director, Hampton Group Inc.	2003
Arthur Stainman	73	Senior Managing Director, First Manhattan Co.	2004
Stephen Novick	75	Senior Advisor, Andrea and Charles Bronfman Philanthropies	2005

Biographical Information

Michael Weinstein has been our Chief Executive Officer and a director since our inception in January 1983, was elected Chairman in 2004 and was President of the Company from January 1983 to September 2007. Mr. Weinstein is also the President of each of our subsidiaries. Mr. Weinstein is an officer, director and 29.67% shareholder of RSWB Corp. and a director and 28% owner of BSWR Corp. (since 1998). Mr. Weinstein is also the owner of 30.67% of the membership interests in New Docks LLC. Collectively, these companies operate three restaurants in New York City, and none of these companies is a parent, subsidiary or other affiliate of us. Mr. Weinstein spends substantially all of his business time on Company-related matters.

Robert Stewart has been employed by us since June 2002, was elected Chief Financial Officer effective as of June 24, 2002, was elected to the Board of Directors in March 2012 and was elected President in December 2013. For the three years prior to joining us, Mr. Stewart was a Chief Financial Officer and Executive Vice President at Fortis Capital Holdings. For eleven years prior to joining Fortis Capital Holdings, Mr. Stewart held senior financial and audit positions in Skandinaviska Enskilda Banken in their New York, London and Stockholm offices.

Vincent Pascal has been employed by us since 1983 and was elected Vice President, Assistant Secretary and a director in 1985. Mr. Pascal became a Senior Vice President in 2001 and Chief Operating Officer in 2011.

Paul Gordon has been employed by us since 1983 and was elected as a director in November 1996 and a Senior Vice President in April 2001. Mr. Gordon is the manager of our Las Vegas operations, and is a Senior Vice President of each of the Company’s Las Vegas, Nevada subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company’s operations in Washington, D.C. commencing in 1989.

Marcia Allen was elected a director of the Company in 2003. Since 2008, Ms. Allen has been the Chief Executive Officer of Allen & Associates Inc., a business and acquisition consulting firm. Also, from December 2001 to August 2002 Ms. Allen served as President and a member of the board of directors of Accesspoint Inc.

Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin has been the President and a director of Continental Hosts, Ltd since August 2001. He was also a founder and board member of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association. He has been owner and President of Bruce R. Lewin Fine Art since 1985.

Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group, a company engaged in the business of making private investments. Mr. Shulman also serves as a director of various private companies.

Arthur Stainman was elected a director of the Company in 2004. Mr. Stainman is a senior managing director of First

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Manhattan Co. of New York City, a money management firm, and has over twenty years’ experience managing money for high net worth individuals. Mr. Stainman is a Trustee of Rider University and sits on the board of several New York based non-profits.

Stephen Novick was elected a director of the Company in 2005. Mr. Novick serves as Senior Advisor for the Andrea and Charles Bronfman Philanthropies, a private family foundation. From 1990 to 2004, Mr. Novick served as Chief Creative Officer of Grey Global Group, an advertising agency. Mr. Novick continues to serve as a consultant for Grey Global Group. He also serves as a member of the Board of Directors of Toll Brothers, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE.

PROPOSAL NO. 2

Approval of the Ark Restaurants Corp. 2016 Stock Option Plan

Purpose and Effect of the Ark Restaurants Corp. 2016 Stock Option Plan (the “2016 Plan”)

The Board has voted to terminate the 2010 Plan if our shareholders approve the adoption of the 2016 Plan. The effect of terminating the 2010 Plan and approving the 2016 Plan is as follows: (i) we will have the authority to issue options to purchase 500,000 of Common Stock and (ii) all options previously issued under the 2010 Plan will remain outstanding in accordance with their terms.

Our 2010 Stock Option Plan, has 43,000 shares remaining for issuance. Additional information regarding securities issued and authorized under our Stock Option Plans at October 3, 2015, is contained in the Company’s Form 10-K, filed with the Commission on December 30, 2015. We wish to be able to issue additional options to attract and retain qualified employees. Accordingly, the Board adopted the 2016 Stock Option Plan (the “2010 Plan”) effective January 29, 2016, subject to approval by our stockholders, pursuant to which we may issue options to acquire up to 500,000 shares of our common stock. The current market value of such common stock was $21.47 per share, as of January 28, 2016. The 2016 Plan is intended to encourage stock ownership by our directors, officers, and employees and thereby enhance their proprietary interest in the Company. The Company intends to file a Registration Statement on Form S-8 following the Meeting to register the options and underlying common stock issuable under the 2016 Plan.

The Company believes its long-term interests are best advanced by aligning the interests of its key employees, officers and non-employee directors with the interests of its stockholders. The Board of Directors recommends that the Company’s stockholders approve the 2016 Plan because it believes the Company’s ability to grant an appropriate number of options is crucial in allowing the Company to effectively compete for and appropriately motivate and reward executives. It is in the long-term interest of the Company and its stockholders to strengthen the ability to attract, motivate and retain employees, officers and directors, and to provide additional incentive for those persons through stock ownership and other incentives to improve financial performance, increase profits and strengthen the mutuality of interest between those persons and the Company’s stockholders.

A summary of the signification provisions of the 2016 Plan is set forth below. A complete copy of the 2016 Plan is attached as Annex A to this Proxy Statement and is incorporated by reference herein, and the following summary is qualified in its entirely by reference to the complete 2016 Plan.

Purpose

The purpose of the 2016 Plan is to advance our interests and our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability.

Term of Plan

The 2016 Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of stock available for issuance under the 2016 Plan have been issued and all restrictions on such shares under the terms of the 2016 Plan and the agreements evidencing options granted under the 2016 Plan have lapsed. However, all options shall be granted, if at all, within ten (10) years from the earlier of the date the 2016 Plan is adopted by the Board or the date the 2016 Plan is duly approved by our stockholders.

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Administration by the Compensation Committee of the Board

The 2016 Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the power to:

•	determine the persons to whom, and the time or times at which, options shall be granted and the number of shares of stock to be subject to each option;

•	designate options as Incentive Stock Options or Nonstatutory Stock Options;

•	determine the fair market value of shares of stock or other property;

•	determine the terms, conditions and restrictions applicable to each option (which need not be identical) and any shares acquired upon the exercise thereof;

•	approve one or more forms of option agreement;

•	amend, modify, extend, cancel or renew any option or to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof;

•	accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an optionee’s termination of service with us;

•	prescribe, amend or rescind rules, guidelines and policies relating to the 2016 Plan, or to adopt supplements to, or alternative versions of, the 2016 Plan; and

•	correct any defect, supply any omission or reconcile any inconsistency in the 2016 Plan or any option agreement and to make all other determinations and take such other actions with respect to the 2016 Plan or any option as the Compensation Committee may deem advisable to the extent not inconsistent with the provisions of the 2016 Plan or applicable law.

Maximum Number of Shares Issuable

The maximum aggregate number of shares of stock that may be issued under the 2016 Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued or reacquired shares of stock or any combination thereof.

Persons Eligible for Options

Options may be granted only to our employees and directors and those of our subsidiaries. The Company and its subsidiaries employ approximately 2,000 persons and there are five independent directors eligible to participate in the 2016 Plan. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee shall be deemed granted effective on the date such person commences service.

Fair Market Value Limitation

To the extent that options designated as Incentive Stock Options become exercisable by an optionee for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.

Terms and Conditions of Options

Options shall be evidenced by option agreements specifying the number of shares of stock covered thereby, in such form as the Board shall from time to time establish. No option or purported option shall be a valid and binding obligation of the Company unless evidenced by a fully executed option agreement. The exercise price for each option shall be established in the discretion of the Board; provided, however, that:

•	the exercise price per share for an Incentive Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option; and

•	the exercise price per share for a Nonstatutory Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option.
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Exercisability and Term of Options

Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the option agreement evidencing such option; provided, however, that:

•	no option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such option; and

•	no Option granted to a prospective employee or prospective director may become exercisable prior to the date on which such person commences service with us.

Transferability of Options

During the lifetime of the optionee, an option shall be exercisable only by the optionee or the optionee’s guardian or legal representative. No option shall be assignable or transferable by the optionee, except by will or by the laws of descent and distribution.

Termination or Amendment of Plan

The Board may terminate or amend the 2016 Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of our stockholders, there shall be (a) no increase in the maximum aggregate number of shares of stock that may be issued under the 2016 Plan, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the 2016 Plan that would require approval of our stockholders under any applicable law, regulation or rule.

Stockholder Approval

The 2016 Plan must be approved by our stockholders within twelve (12) months of the date of adoption thereof by the Board.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder (the “Code”) and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a Nonstatutory Stock Option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

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Incentive Stock Options

The 2016 Plan provides for the grant of stock options that qualify as Incentive Stock Options as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. If the optionee holds a share received on exercise of an Incentive Stock Option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired on exercise of an Incentive Stock Option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the Incentive Stock Option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an Incentive Stock Option exceeds the exercise price of that option generally will be an adjustment included in the optionee alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an Incentive Stock Option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an Incentive Stock Option or the disposition of a share acquired on exercise of an Incentive Stock Option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Section 409A

Option awards under the Plan are intended not to provide for the deferral of compensation for purposes of Code Section 409A, and the Plan and each Option Agreement shall be interpreted and administered consistent with this intent. The Committee may amend any Option Agreement as necessary to confirm that such award does not provide for a deferral of compensation for purposes of Code Section 409A. Neither the Company nor the Committee, nor any employee or officer of either, shall have any liability for any tax imposed on a Participant under Code Section 409A with respect to the Plan, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company or the Committee, or any employee or officer of either, for payment of any such tax.

New Plan Benefits

We have not approved any awards that are conditioned on stockholder approval of the 2016 Plan. We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2016 Plan. If the 2016 Plan had been in existence in fiscal 2015, we expect that our award grants for fiscal 2015 would not have been substantially different from those actually made in that year under the Prior Plans.

Required Vote

The affirmative vote of holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting is required to approve the 2016 Plan pursuant to the following resolution:

“RESOLVED, that the Company’s 2016 Stock Option Plan be approved in the form annexed as Annex A to the Company’s Proxy Statement dated March 4, 2016.”

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Our Board of Directors believes that approval of Proposal No. 2 is in our best interests and the best interests of our stockholders for the reasons stated above. All members of our Board of Directors and all of the company’s executive officers are eligible to receive awards under our 2016 Plan and thus have a personal interest in the approval of Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE

ADOPTION OF THE ARK RESTAURANTS CORP. 2016 STOCK OPTION PLAN.

PROPOSAL 3:

APPROVAL OF PERFORMANCE-BASED
MEASURES UNDER OUR CASH BONUS PLAN

Shareholders are being asked to approve the Ark Restaurants Corp. Section 162(m) Cash Bonus Plan (“Cash Bonus Plan”) that may be used for payment of bonuses in order to qualify as tax-deductible “performance-based compensation” under Section 162(m). Section 162(m) generally imposes a $1 million limitation, subject to certain exceptions, on a public company’s income tax deductibility in any tax year with respect to compensation paid to any employee who is the chief executive officer, or one of the three highest paid executive officers on the last day of that tax year (other than the chief executive officer or the chief financial officer). This limitation does not apply to certain “performance-based” compensation paid under a shareholder approved plan that meets the requirements of Section 162(m) and the related IRS regulations. To satisfy the exception for “performance-based” compensation, Section 162(m) generally requires, among other things, that the performance measures under a shareholder approved plan be approved by shareholders once every five years. Before any compensation can be paid under the Cash Bonus Plan, it must be approved by the shareholders.

All of our executive officers are eligible participants for our Cash Bonus Plan. Our Cash Bonus Plan is a cash-based incentive compensation plan that includes the performance measures listed below, which are designed to allow for bonus payments under our Cash Bonus Plan to qualify as “performance-based” compensation exempt from the deduction limitations under Section 162(m).

A summary of the significant provisions of the Cash Bonus Plan is set forth below. A complete copy of the Cash Bonus Plan is attached as Annex B to this Proxy Statement and is incorporated by reference herein, and the following summary is qualified in its entirety by reference to the complete Cash Bonus Plan.

Background of the Proposal

We intend to administer the plan in a manner that will allow us to qualify bonus payments made pursuant to the Cash Bonus Plan as “performance-based” under Section 162(m). As noted above, if the bonus payments made pursuant to Cash Bonus Plan qualify as “performance-based” under Section 162(m), we will be able to deduct these bonus payments fully as a compensation expense. The requirements that compensation must meet to qualify as “performance-based” under Section 162(m) include the following: (i) payment of the compensation must be contingent upon achievement of performance goals that are established and administered by an independent Board committee in a manner specified under Section 162(m); (ii) the performance measures that may be used to establish the performance goals must be approved by shareholders; (iii) there must be a limit on the amount of compensation that may be paid to any participant during a specified period of time; and (iv) achievement of the pre-established performance goals must be substantially uncertain at the time the individual awards are approved. Section 162(m) also imposes certain independence requirements on the committee of the Board administering the performance-based compensation program.

Cash bonus payments under our Cash Bonus Plan may be made to our current employees. Shareholder approval of this proposal will constitute approval of the performance measures of our Cash Bonus Plan for purposes of Section 162(m). The performance measure for purposes of Section 162(m) is described in our Cash Bonus Plan as follows: the Company’s EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), as adjusted and cumulative effect of changes in accounting principle and as reconciled to the most comparable generally accepted accounting principles (“GAAP”), as set forth in the Company’s earnings releases from time to time.

Under our Cash Bonus Plan, any performance measure(s) may be used to measure our performance as a whole and/or any one or more

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regional operations and/or affiliates of the Company or any combination thereof, as the Compensation Committee may deem appropriate, and any performance measure(s) may be used in comparison to the performance of a group of peer companies, or a published or special index that the Compensation Committee, in its sole discretion, deems appropriate.

Pursuant to the terms of the Cash Bonus Plan, the maximum aggregate amount paid as a bonus under the Cash Bonus Plan to any one “covered employee” in any one calendar year shall not exceed one hundred (100%) percent of such covered employee’s base compensation in that calendar year.

If our shareholders do not approve this proposal, then any cash bonus to “covered employees” in excess of the guidelines of Section 162(m) will not be tax deductible.

Federal Income Tax Consequences

Upon payment, each participant will recognize ordinary income in an amount equal to the cash received. When the participant recognizes ordinary income upon payment of an award, we expect that we will generally be entitled to a tax deduction in the same amount.

Although our Cash Bonus Plan is designed so that awards qualify for the performance-based exception under Section 162(m), the Compensation Committee reserves the right to grant awards that do not qualify for this exception, and, in some cases, the exception may cease to be available for some or all awards that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to us.

Required Vote

The affirmative vote of holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting is required to approve the Cash Bonus Plan pursuant to the following resolution:

“RESOLVED, that the Company’s Cash Bonus Plan be approved in the form annexed as Annex B to the Company’s Proxy Statement dated March 4, 2016.”

Our Board of Directors believes that approval of Proposal No. 3 is in our best interests and the best interests of our stockholders for the reasons stated above. Certain members of our Board of Directors who are also executive officers of the Company are eligible to receive awards under our Cash Bonus Plan and thus have a personal interest in the approval of Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE Ark Restaurants Corp. Section 162(m) Cash Bonus Plan

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Cohn, an independent registered public accounting firm, to audit our financial statements for the 2016 fiscal year. A representative of Cohn is expected to attend the Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from our shareholders. For additional information regarding our relationship with Cohn, please see the “Audit Committee Report” below.

Although it is not required to submit this proposal to the shareholders for approval, the Board believes it is desirable that an expression of shareholder opinion be solicited and presents the selection of the independent registered public accounting firm to the shareholders for ratification. If the selection of Cohn is not ratified by shareholders, the Board of Directors will take that into consideration but does not intend to engage another firm. Even if the selection of Cohn is ratified by the shareholders, the Audit Committee in its discretion could decide to terminate the engagement of Cohn and engage another firm if the committee determines that this is necessary or desirable.

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THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT

OF COHNREZNICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 23, 2015. A copy of that report is set forth below.

December 23, 2015

The Board of Directors

Ark Restaurants Corp.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries (“Ark”) in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, CohnReznick LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark, has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark’s systems of internal control for the fiscal year ended October 3, 2015.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended October 3, 2015:

• Reviewed and discussed the audited financial statements with management and the external auditors.

• Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark’s Annual Report on Form 10-K for the fiscal year ended October 3, 2015, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee

Bruce R. Lewin, Arthur Stainman and Marcia Allen

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AUDIT FEES AND SERVICES

During fiscal 2014 and 2015, Cohn served as our independent auditors. The following table presents fees for professional audit services rendered by Cohn for the audit of our annual financial statements for the years ended September 27, 2014 and October 3, 2015, and fees for other services rendered by Cohn during those periods.

	2014	2015

Audit Fees	$260,345	$261,697

Audit Related Fees	35,150	28,500

Tax Fees	—	—

All Other Fees	—	—

Total	$295,495	$290,197

Audit Fees. Annual audit fees relate to services rendered in connection with the audit of our consolidated annual financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q.

Audit Related Fees. Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, business acquisitions.

Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

All Other Fees: Includes other fees or expenses billed for other services not described above rendered to the Company by Cohn.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal 2014 and 2015 were compatible.

We have been advised by Cohn that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor, as follows: on an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested, and the Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. All audit-related fees, tax fees and all other fees were approved by the Audit Committee. The projects and categories of service are as follows:

Audit—Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q.

Audit Related Services—Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, business acquisitions and assessment of risk management controls in connection with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

Tax—Tax services include fees for tax compliance, tax advice and tax planning.

All Other—fees for all other services provided by Cohn.

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EXECUTIVE COMPENSATION

The following table shows information concerning all compensation paid for services to the Company in all capacities during the fiscal years ended September 27, 2014 and October 3, 2015, as to the Chief Executive Officer (its “principal executive officer” or “PEO”) and each of the other two most highly compensated executive officers of the Company who served in such capacity at the end of the last two fiscal years (the “Named Executive Officers” or “NEOs”):

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Award ($)	All Other Compensation ($)		Total ($)

Michael Weinstein	2015	$1,035,519	$90,000	$—	$—		$1,125,519	(1)
Chief Executive Officer	2014	$987,397	$90,000	$86,149	$—		$1,163,546	(1)

Vincent Pascal
Senior Vice President and	2015	$455,981	$50,000	$—	$—		$505,981
Chief Operating Officer	2014	$434,777	$50,000	$86,149	$—		$570,926

Paul Gordon	2015	$390,412	$50,000	$—	$80,510	(2)	$520,922
Senior Vice President	2014	$372,048	$50,000	$86,149	$84,067	(2)	$592,264

(1)	Under Section 162(m) of the Internal Revenue Code, a publicly-held corporation cannot deduct the compensation of certain executives exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. With respect to Mr. Weinstein’s compensation that is subject to the Section 162(m) deductibility limitations, the Compensation Committee used its judgment to authorize payments that do not comply with the exemptions in Section 162(m) as it believed that such payment was appropriate and in the best interest of the stockholders, after taking into consideration the executive’s individual performance and responsibilities. The Compensation Committee has approved the adoption of the Section 162(m) Cash Bonus Plan for implementation in the fiscal year ending October 1, 2016, as described in Proposal 3 above.

(2)	1% of operating profits of the Las Vegas operations as commissions.
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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the CEO and NEOs as of October 3, 2015

	Option Awards
(a)	(b)	(c)		(e)	(f)
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised		Option	Option
	Options (#)	Options (#)		Exercise Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Michael Weinstein	25,000	—		$32.15	12/18/16
Chief Executive Officer	10,688	10,687	(1)	$22.50	06/09/24

Vincent Pascal	10,000	—		$32.15	12/18/16
Senior Vice President and	9,500	—		$12.04	05/06/19
Chief Operating Officer	19,500	—		$14.40	06/12/22
	10,688	10,687	(1)	$22.50	06/09/24

Paul Gordon	10,000	—		$32.15	12/18/16
Senior Vice President	19,500	—		$12.04	05/06/19
	19,500	—		$14.40	06/12/22
	10,688	10,687	(1)	$22.50	06/09/24

(1)	Each of these options vest on June 9, 2016.

DIRECTOR COMPENSATION

The Company uses cash compensation and equity-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of directors.

Compensation Paid to Directors in 2015

In fiscal 2015, the Company paid a fee of $28,000 to each director who was not an officer of the Company. Directors who are also full-time employees of the Company did not receive any director fees. In addition, the independent director who serves as chairman of the Audit Committee of the Board receives an annual retainer fee of $15,000. The independent directors who serve on the Audit, Compensation and Nominating and Corporate Governance Committees, respectively, including the chairman of the Audit Committee, receive $1,200 for each meeting that they attended. Each member of the Board receives an additional $1,200 for each Board meeting that they attended in excess of one per quarter, plus an additional $1,200 if such additional Board meeting attended exceeds four hours. The Company reimburses directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

Director Compensation Table

The following table summarizes the compensation earned by or paid to the Company’s non-employee directors from the Company for the year ended October 3, 2015.

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Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total

Bruce Lewin (1)	$47,800	$—	$47,800
Steven Shulman (1) (2)	$29,200	$—	$29,200
Marcia Allen (1) (2)	$34,000	$—	$34,000
Arthur Stainman (1)	$34,000	$—	$34,000
Stephen Novick (1) (2)	$28,000	$—	$28,000

(1)	Each director has 5,000 currently exercisable options at an exercise price of $32.15 per share. In addition, each director has 5,000 currently unexercisable options at an exercise price of $22.50 per share.
(2)	Currently has 3,500 currently exercisable options at an exercise price of $12.04 per share and 5,000 currently exercisable options at an exercise price of $14.40 per share

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 25, 2016, with respect to the beneficial ownership of shares of our common stock owned by:

•	Each of our directors, our CEO and the other NEOs;

•	All directors and executive officers as a group; and

•	Each person or entity who is known to us to be the beneficial owner of more than 5% of our common stock.

As of January 25, 2016, our outstanding equity securities consisted of 3,418,128 shares of common stock. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and generally includes voting or investment power over the shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under Securities and Exchange Commission (the “SEC”) rules, the number of shares of common stock deemed outstanding includes shares issuable upon the conversion of other securities, as well as the exercise of options or the settlement of restricted stock units held by the respective person or group that may be exercised or settled on or within 60 days of January 25, 2016. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to stock options and restricted stock units that may be exercised or settled on or within 60 days of January 25, 2016 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Michael Weinstein 85 Fifth Avenue New York, New York 10003	1,021,257	(2)	29.57%

Bruce R. Lewin 1329A North Avenue New Rochelle, New York 10804	300,181	(3) (8)	8.76%

Vincent Pascal 85 Fifth Avenue New York, New York 10003	86,796	(4)	2.50%

Steven Shulman P.O. Box 52 Rye Beach, NH 03871	25,300	(5)	Less than 1%

Marcia Allen 1112 Montana Avenue, #284 Santa Monica, CA 90403	16,000	(5)	Less than 1%

Paul Gordon 85 Fifth Avenue New York, New York 10003	59,688	(6)	1.72%

Robert Stewart 85 Fifth Avenue New York, New York 10003	61,988	(6)	1.78%

Arthur Stainman 320 East 72nd Street New York, New York 10021	74,450	(7) (8)	2.17%

FMR LLC 82 Devonshire Street Boston, MA 02109	216,339	(9)	6.33%

Stephen Novick 110 East 59th Street New York, New York 10022	16,000	(5)	Less than 1%

All directors and officers as a group (nine persons)	1,661,660	(10)	45.08%
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(1)	Except to the extent otherwise indicated, to the best of the Company’s knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2)	Includes 3,649 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, an aggregate of 2,400 shares owned by Mr. Weinstein’s minor children and 35,688 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(3)	Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account (“IRA”).

(4)	Includes 49,688 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(5)	Includes 16,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.
(6)	Includes 59,688 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.
(7)	Includes 31,150 shares owned by Mr. Stainman’s spouse and 9,200 shares held by investment advisory clients of First Manhattan Co. (“FMC”), as to which FMC and Mr. Stainman, in his capacity as Managing Member of First Manhattan LLC, the sole general partner of FMC, share dispositive and voting power.

(8)	Includes 7,500 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(9)

Based upon information set forth on Schedule 13G filed by FMR LLC (“FMR”) with the SEC on or about February 13, 2013. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 216,339 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 216,339 shares of our common stock. Edward C. Johnson 3d and FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 216,339 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

(10)	Includes 267,752 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASDAQ Global Market. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2015, except Form 4s were filed late by each of the following persons for the grant of stock options during the prior fiscal year on June 9, 2014: Michael Weinstein, Robert Stewart, Vincent Pascal and Paul Gordon and Vincent Pascal had two other late filings and Mr. Weinstein one other late filing during fiscal 2015.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following section sets forth certain required information regarding transactions or proposed transactions between the Company and certain related persons for the last two completed fiscal years.

For information on the compensation received by our directors and executive officers of the Company during the 2015 fiscal year, and the beneficial ownership of equity securities of the Company of such individuals, see the “Security Ownership of Certain Beneficial Owners” and “Executive Compensation” sections.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003.

Other Matters

The Board is not aware of any business to be presented at the Meeting, other than the matters set forth in the notice of Meeting and described in this Proxy Statement. If any other business does lawfully come before the Meeting, it is the intention of the persons named as proxies or agents in the enclosed proxy card to vote on such other business in accordance with their judgment.

Annual Report

This proxy solicitation material has been mailed with the annual report to shareholders for the fiscal year ended October 3, 2015; however, it is not intended that the annual report for fiscal year 2015 be a part of the proxy statement or this solicitation of proxies.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope.

ARK RESTAURANTS CORP.

By Order of the Board of Directors,

Robert Stewart
President

New York, New York
March 4, 2016
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held April 5, 2016.

The Proxy Statement and our 2015 Annual Report to Shareholders are available at: http://www.cstproxy.com/arkrestaurants/2016

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

ARK RESTAURANTS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

April 5, 2016

THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT STEWART and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 5, 2016 at 10:00 A.M. local time at Bryant Park Grill, 25 West 40th Street, New York, New York, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

Please mark your vote like this
1. ELECTION OF A BOARD OF NINE DIRECTORS	FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
			2.	Approval of the 2016 Stock Option Plan.	☐	☐	☐

			3.	Approval of the Section 162(m) Cash Bonus Plan.	☐	☐	☐

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	☐	☐	4.	Ratification of the appointment of Cohn Reznick LLP as independent auditors for the 2016 fiscal year.	☐	☐	☐

			5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

01 - Michael Weinstein 02 - Steven Shulman 03 - Robert Stewart 04 - Marcia Allen 05 - Paul Gordon	06 - Bruce R. Lewin 07 - Vincent Pascal 08 - Arthur Stainman 09 - Stephen Novick	The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (I) election of all of the nominees for directors designated by the board of directors; (2) approval of the 2016 Stock Option Plan; (3) approval of the Section 162(m) Cash Bonus Plan, (4) ratification of the appointment of CohnReznick LLP as independent auditors for the 2016 fiscal year; and such other business as may properly come before the meeting.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. No postage is required for mailing in the United States.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:
Dated: _____________________________________, 2016 Signature _____________________________________ Signature _____________________________________
Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign n full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.
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ANNEX A

2016 STOCK OPTION PLAN

1.	Establishment, Purpose And Term Of Plan.

1.1.	Establishment. The Ark Restaurants Corp. 2016 Stock Option Plan (the “Plan”) is hereby established effective as of January 29, 2016.

1.2.	Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3.	Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.	Definitions and Construction.

2.1.	Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)	“Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b)	“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c)	“Committee” means the Stock Option Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The members of the Committee must be outside directors.

(d)	“Company” means Ark Restaurants Corp., a New York corporation, or any successor corporation thereto.

(e)	“Director” means a member of the Board or of the board of directors of any other Participating Company.
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(f)	“Disability” means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee’s position with the Participating Company Group because of the sickness or injury of the Optionee.

(g)	“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall exercise its discretion as to whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(h)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)	“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)	If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on The Nasdaq Global Market, The Nasdaq Capital Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the Stock is not listed or admitted to trade on a national securities exchange, the Fair Market Value shall be the mean between the closing bid and asked price for the Stock on such date, as furnished by the the OTC Markets Group, Inc. (the “OTC”) or similar organization. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)	If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv) (or successor provision) in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
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(j)	“Incentive Stock Option” means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(k)	“Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(l)	“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(m)	“Officer” means any person designated by the Board as an officer of the Company.

(n)	“Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(o)	“Option Agreement” means a written agreement between the Company and an Optionee setting forth the terms, conditions and restriction of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

(p)	“Optionee” means a person who has been granted one or more Options.

(q)	“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(r)	“Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(s)	“Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

(t)	“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(u)	“Securities Act” means the Securities Act of 1933, as amended.

(v)	“Service” means an Optionee’s employment or service with the Participating Company Group, whether in the capacity of an Employee or a Director. An Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee’s Service. Furthermore, an Optionee’s Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved in advance in writing by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee’s Service shall be deemed to have terminated unless the Optionee’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining
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vesting under the Optionee’s Option Agreement. The Optionee’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee’s Service has terminated and the effective date of such termination.

(w)	“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(x)	“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code, which would constitute an “eligible issuer of service recipient stock” under Treasury Regulation Section 1.409A-1(b)(5)(iii)(E) (or successor provision).

(y)	“Ten Percent Owner Optionee” means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2.	Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	Administration.

3.1.	Administration by the Board. The Plan shall be administered by the Board through the Committee. All questions of interpretation of the Plan or of any Option shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any power of the Committee may also be exercised by the Board of Directors, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act, or violate the listing requirements of NASDAQ or such other exchange on which the Shares are traded. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

3.2.	Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3.	Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;
4

(b)	to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)	to determine the Fair Market Value of shares of Stock or other property;

(d)	to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting, forfeiture or waiver of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee’s termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e)	to approve one or more forms of Option Agreement;

(f)	to amend, modify, adjust, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g)	to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee’s termination of Service with the Participating Company Group;

(h)	to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options;

(i)	to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and

(j)	provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee’s determinations on the matters referred to in this Section 3.3 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.
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3.4.	Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5.	Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matter as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	Shares Subject To Plan.

4.1.	Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the plan shall be Five Hundred Thousand (500,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee’s exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than Five Hundred Thousand (500,000) shares of Stock be available in the aggregate or Five Hundred Thousand (500,000) in any one calendar year for issuance pursuant to the exercise of Incentive Stock Options (the “ISO Share Issuance Limit”). Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations (“Section 260.140.45”), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation s may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

4.2.	Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and
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class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive. Notwithstanding the foregoing, any adjustments made pursuant to this Section 4.2 shall be made in such a manner as to ensure that, after such adjustment, the affected Options either continue not to be subject to Section 409A of the Code or else comply with the requirements of Section 409A of the Code. Neither the Committee nor the Board shall have the authority to make any adjustments pursuant to this Section 4.2 to the extent the existence of such authority would cause an Option that is not intended to be subject to Section 409A of the Code at the time such Option is granted to be subject thereto.

5.	Eligibility and Option Limitations.

5.1.	Persons Eligible for Options. Options may be granted only to Employees and Directors. For purposes of the foregoing sentence, “Employees” and “Directors” shall include prospective Employees and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group in accordance with Section 5.2. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

5.2.	Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.2.

5.3.	Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3,
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such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.	Terms and Conditions of Options.

6.1.	General. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in this Section 6.

6.2.	Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall not be less than the Fair Market Value of a share of Stock on the effective date of grant of the Option determined in good faith by the Committee, with the approval of the Board, in accordance with the Plan and in accordance with the requirements of Code Sections 409A and 422, and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.3.	Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate no later than ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
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6.4.	Payment of Exercise Price.

(a)	Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made:

(i)	in cash, by check or cash equivalent,

(ii)	by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price,

(iii)	by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”),

(iv)	net issue exercise, whereby the Optionee surrenders an Option at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed exercise notice reflecting such election, in which event the Company will issue to the Optionee that number of shares of Stock computed using the following formula:

X=	Y(A-B)
A

Where:

X =	the number of shares of Stock to be issued to the Optionee;

Y =	the number of shares of Stock subject to the Option or, if only a portion of the Option is being exercised, the portion of the Option being cancelled (at the date of such calculation);

A =	the Fair Market Value of one share of Stock (at the date of such calculation);

B =	the exercise price per share for the Option (as adjusted to the date of the calculation);

(v)	by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law,

(vi)	by any combination of the foregoing methods.
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The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)	Limitations on Forms of Consideration.

(i)	Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)	Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(iii)	Compliance with Law. No form of consideration to be used in payment of the exercise price shall be permitted if the exercise of an Option using such form of consideration would be a violation of any law.

6.5.	Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Optionee.

6.6.	Repurchase Rights; Potential Repayment of Awards.

(a)	Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the
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Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any right of first refusal or repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Notwithstanding the foregoing, no such right, condition or restriction shall be imposed which may constitute a deferral of compensation or cause the Stock to fail to be “service recipient stock” under Treasury Regulation Section 1.409A-1(b)(5) (or successor provision). Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

(b)	Potential Repayment of Awards. The Board shall have the authority from time to time, in its discretion, to provide that the Optionee shall be required to repay the economic benefit (plus interest) of any previously exercised Options granted under the Plan in the event that the Optionee violates any separation agreement, non-compete agreement or any other agreement between the Optionee and any Participating Company.

6.7.	Effect of Termination of Service.

(a)	Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee’s termination of Service only during the applicable time period determined in accordance with this Section 6.7 and thereafter shall terminate:

(i)	Disability. If the Optionee’s Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(ii)	Death. If the Optionee’s Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(iii)	Retirement. If the Optionee’s Service terminates because of retirement pursuant to any applicable retirement plan of any Participating Company, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s guardian or legal
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representative) at any time prior to the expiration of thirty-six (36) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(iv)	Voluntary Termination; Termination for Cause. If the Optionee’s Service terminates because either (1) the Optionee voluntarily terminates the Optionee’s Service (“Voluntary Termination”) or (2) the Optionee’s Service is terminated for cause (as hereinafter defined) by any Participating Company (“Termination for Cause”), the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, shall terminate immediately upon the termination of Optionee’s Service (unless otherwise determined by the Board, in its discretion). For the purposes hereof, termination “for cause” shall mean termination as a result of or caused by Optionee’s theft, embezzlement or fraud involving any Participating Company, the violation of a material term or condition of Optionee’s employment, substantial failure on the part of Optionee to perform Optionee’s job duties, the disclosure by Optionee of confidential information of any Participating Company, the Optionee’s stealing trade secrets or intellectual property owned by any Participating Company, willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony or a crime of moral turpitude, excessive absenteeism unrelated to illness, any act by Optionee in competition with any Participating Company, or any other act, activity or conduct of Optionee which in the opinion of the Board is adverse to the best interests of any Participating Company.

(v)	Other Termination of Service. If the Optionee’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

(b)	Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.7(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

(c)	Deferral of Option Shares. The Committee may from time to time establish procedures pursuant to which an Optionee may elect to defer, until a time or times later than the exercise of an Option, receipt of all or a portion of the shares of Stock subject to such Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Sections 6.3 and 6.4. above, an Optionee who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the participant with respect thereto, except
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to the extent otherwise determined by the Committee. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of shares of Stock or any other payment with respect to any Option be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of additional tax under Code Section 409A(a)(1)(B).

6.8.	Non-Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee’s guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act. The Board, in its discretion, may permit the transfer of an Option for estate-planning purposes by an Optionee to his or her spouse, biological or adopted children or grandchildren or to a trust exclusively for the benefit of such Optionee, spouse, children, and/or grandchildren; provided, however, that notwithstanding such transfer, the Optionee making such transfer shall be deemed to continue to be the owner of such Options for purposes of the Plan.

6.9.	No Rights as Stockholder. Until the shares of Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the shares of Stock subject to an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such shares of Stock promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Section 4.2 of the Plan.

7.	Standard Forms of Option Agreement.

7.1.	Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2.	Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.
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8.	Change In Control.

8.1.	Definitions.

(a)	An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b)	A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the “Transferee”), as the case may be.

8.2.	Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Optionee, either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, then the vesting of each such outstanding Option and any shares acquired upon the exercise thereof held by Optionees whose Service has not terminated prior to such Change in Control shall be accelerated to the extent unexercised, effective as of the date ten (10) days prior to the date of the Change in Control, unless otherwise determined by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option. With respect to any specific Optionee, if such Optionee’s Service is terminated within 90 days following such Change in Control for any reason other than a Voluntary Termination or Termination For Cause, then the vesting of each outstanding Option and any shares acquired upon the exercise thereof held by such Optionee shall be accelerated to the extent unexercised, effective as of the date ten (10) days prior to the date of the Change in Control, unless otherwise determined by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option. The vesting of any Option thereof that was permissible solely by reason of this Section 8.2 and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding
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the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

9.	Compliance With Law.

9.1.	General. The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel of the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Company will be under no obligation to register the Shares under the Securities Act, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

9.2.	Section 409A. Option awards under the Plan are intended not to provide for the deferral of compensation for purposes of Code Section 409A, and the Plan and each Option Agreement shall be interpreted and administered consistent with this intent. The Committee may amend any Option Agreement as necessary to confirm that such award does not provide for a deferral of compensation for purposes of Code Section 409A. Neither the Company nor the Committee, nor any employee or officer of either, shall have any liability for any tax imposed on a Participant under Code Section 409A with respect to the Plan, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company or the Committee, or any employee or officer of either, for payment of any such tax.

10.	Termination Or Amendment Of Plan.

The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of a

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majority vote of the Company’s stockholders eligible to vote at a meeting of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) no reduction in the exercise price below 100% (110% in the case of an Incentive Stock Option granted to a 10% Holder) of the Fair Market Value of the shares of Stock issuable upon exercise of Options at the time of the granting thereof, other than to change the manner of determining the Fair Market Value thereof; (d) alter the maximum number of Shares available for the grant of Options in the form of Incentive Stock Options; (e) no material increase in the benefits accruing to participants under the Plan; (f) no modification of the requirements as to eligibility for participation in the Plan; (g) with respect to Options which are Incentive Stock Options, amend the Plan in any respect which would cause such Options to no longer qualify for Incentive Stock Option treatment pursuant to the Code; and (h) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

11.	Designation of Beneficiary by Participant.

An Optionee may designate one or more beneficiaries to receive any rights and payments to which such participant may be entitled in respect of any option granted under the Plan in the event of such participant’s death. Such designation shall be on a written form acceptable to and filed with the Committee. The Committee shall have the right to review and approve beneficiary designations. An Optionee may change the Optionee’s beneficiary(ies) from time to time in the same manner as the original designation, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee. If no designated beneficiary survives the participant and is living on the date on which any right or amount becomes payable to such participant’s beneficiary(ies), such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Committee, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

12.	No Obligation to Employ.

The Plan shall not constitute a contract of employment and nothing in this Plan shall confer or be deemed to confer on any participant any right to continue in the employ of, or to continue any other relationship with, the Participating Company Group or limit in any way the right of the Participating Company Group to terminate the participant’s employment or other relationship at any time, with or without cause.

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13.	Non-exclusivity of the Plan.

Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

14.	Governing Law.

The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Options granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York.

15.	Stockholder Approval.

The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Option granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

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ANNEX B

ARK RESTAURANTS CORP.
SECTION 162(M) CASH BONUS PLAN

Section 1. BACKGROUND AND PURPOSE.

1.1 Purpose. The purpose of the Ark Restaurants Corp. Section 162(m) Cash Bonus Plan (the “Plan”) is to motivate and reward executive officers by making a portion of their cash compensation dependent on the achievement of certain corporate, business unit and individual performance goals, and to enable the Company to attract and retain superior executive officers by providing a competitive bonus program that rewards outstanding performance.

Awards under the Plan are intended to qualify as performance-based compensation deductible by the Company under the qualified performance-based compensation exception to Section 162(m) of the Code. However, Awards under the Plan may be made or paid under circumstances that do not qualify as performance-based compensation.

1.2 Effective Date. The Plan is effective as of January 29, 2016 (the “Effective Date”) but subject to shareholder approval before any compensation can be paid. The Plan will remain in effect until it has been terminated pursuant to Section 7.6.

Section 2. DEFINITIONS.

2.1 “Affiliate” means any corporation or other entity controlled by the Company.

2.2 “Award” means an award granted pursuant to the Plan, the payment of which is contingent on the attainment of Performance Goals with respect to a Performance Period, as determined by the Committee pursuant to Section 6.1.

2.3 “Base Salary” means the Participant’s W-2 earnings for the Performance Period plus any deferrals of compensation to any Company or Affiliate sponsored plans during the Performance Period (including deferrals to qualified retirement plans and nonqualified deferred compensation plans).

2.4 “Board” means the Board of Directors of the Company, as constituted from time to time.

2.5 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including any regulations or authoritative guidance promulgated thereunder and successor provisions thereto.

2.6 “Committee” means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan pursuant to Section 3.1.

2.7 “Company” means Ark Restaurants Corp., a Delaware corporation, and any successor thereto.

2.8 “Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

2.9 “Determination Date” means the earlier of: (a) the 90th day of the Performance Period or (b) the date as of which 25% of the Performance Period has elapsed. The Determination Date must be a date on which the outcome of the Performance Goals is substantially uncertain.

2.10 “Maximum Award” means as to any Participant for any Plan Year one hundred (100%) percent of the Participant’s base compensation for that Plan Year.

2.11 “Negative Discretion” means the discretion of the Committee to reduce or eliminate the size of an Award in accordance with Section 6.1(c) of the Plan.

2.12 “Participant” means as to any Performance Period, any executive officer of the Company or an Affiliate who is deemed likely to be a Covered Employee and any other executive officer of the Company or an Affiliate who is designated by the Committee to participate in the Plan for that Performance Period.

2.13 “Performance Criteria” means the performance criteria upon which the Performance Goals for a particular Performance Period are based, which, unless and until the Committee or Board proposes to shareholders and shareholders approve a change in Performance Criteria is the Company’s EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), as adjusted and cumulative effect of changes in accounting principle and as reconciled to the most comparable generally accepted accounting principles (“GAAP”), as set forth in the Company’s earnings releases from time to time.

Any performance measures may be used to measure the performance of the Company as a whole and/or any one or more regional operations and/or subsidiaries of the Company or any combination thereof, as the Committee may deem appropriate, and any performance measures may be used in comparison to the performance of a group of peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.

2.14 “Performance Goals” means the goals selected by the Committee, in its discretion to be applicable to a Participant for any Performance Period. Performance Goals must be based the Performance Criteria. Performance Goals may include a threshold level of performance below which no Award will be paid and levels of performance at which specified percentages of the Target Award will be paid and may also include a maximum level of performance above which no additional Award amount will be paid.

2.15 “Performance Period” means the period for which performance is calculated, which unless otherwise indicated by the Committee will be the Plan Year.

2.16 “Plan” means the Ark Restaurants Corp. Cash Bonus Plan, as hereafter may be amended from time to time.

2.17 “Plan Year” means the Company’s fiscal year, which ends on the Saturday nearest September 30.

2.18 “Target Award” means the target award payable under the Plan to a Participant for a particular Performance Period, expressed as a percentage of the Participant’s Base Salary. In special circumstances, the target award may be expressed as a fixed amount of cash.

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Section 3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan will be administered by the Committee which must consist of not less than two members of the Board, each of whom must qualify as an “outside director” under Section 162(m) of the Code. Members of the Committee will be appointed by the Board.

3.2 Authority of the Committee. Subject to the provisions of the Plan and applicable law, the Committee has the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the terms and conditions of any Award; (iii) determine whether, to what extent, and under what circumstances Awards may be forfeited or suspended; (iv) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan or any instrument or agreement relating to, or Award granted under, the Plan; (v) establish, amend, suspend, or waive any rules for the administration, interpretation and application of the Plan; (vi) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.3 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, and must be given the maximum deference permitted by law.

3.4 Delegation By the Committee. The Committee, in its sole discretion, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its responsibility to (i) make Awards to executive officers; (ii) make Awards which are intended to constitute qualified performance-based compensation under Section 162(m) of the Code; or (iii) certify the satisfaction of the Performance Goal pursuant to Section 6.1 in accordance with Section 162(m) of the Code.

3.5 Agents; Limitation of Liability. The Committee may appoint agents to assist in administering the Plan. The Committee and each member thereof is entitled to, in good faith, rely or act upon any report or other information furnished to it or him by any officer or employee of the Company, the Company’s certified public accountants, consultants or any other agent assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Committee will not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and will, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4. ELIGIBILITY AND PARTICIPATION.

4.1 Eligibility. Only executive officers of the Company and its participating Affiliates are eligible to participate in the Plan.

4.2 Participation. The Committee, in its discretion, will select, no later than the Determination Date, the Participants for the Performance Period. Only eligible individuals who are designated by the

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Committee to participate in the Plan with respect to a particular Performance Period may participate in the Plan for that Performance Period. An individual who is designated as a Participant for a given Performance Period is not guaranteed or assured of being selected for participation in any subsequent Performance Period.

4.3 New Hires; Newly Eligible Participants. Notwithstanding any other provision of the Plan, the Committee may grant an Award (up to the Maximum Award amount) after the Determination Date to a newly hired or newly eligible Participant. Such Award may or may not qualify as performance-based compensation under Code Section 162(m).

Section 5. TERMS OF AWARDS.

5.1 Determination of Target Awards. Prior to or reasonably promptly following the commencement of each Performance Period, but no later than the Determination Date (except as provided in Section 4.3), the Committee, in its sole discretion, will establish the Target Award for each Participant, the payment of which will be conditioned on the achievement of the Performance Goal for the Performance Period.

5.2 Determination of Performance Goal and Performance Formula. Prior to or reasonably promptly following the commencement of each Performance Period, but no later than the Determination Date (except as provided in Section 4.3), the Committee, in its sole discretion, will establish in writing the Performance Goal for the Performance Period and will prescribe a formula for determining the percentage of the Target Award which may be payable based upon the level of attainment of the Performance Goals for the Performance Period. The Performance Goal must be based on one or more Performance Criteria, each of which may carry a different weight, and which may differ from Participant to Participant.

5.3 Adjustments. The Committee is authorized, in its sole discretion, to adjust or modify the calculation of a Performance Goal for a Performance Period in connection with any one or more of the following events:

(a) asset write-downs;

(b) litigation or claim judgments or settlements;

(c) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reporting results;

(d) any reorganization and restructuring programs;

(e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year or period; and

(f) acquisitions, divestitures or the number of operating establishments (restaurants, event space, resorts or other property owned or operated by the Company consistent with its business plan).

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Except as the Committee may otherwise determine, no adjustment may be made if the effect would be to cause an Award to fail to qualify as performance-based compensation under Section 162(m).

Section 6. PAYMENT OF AWARDS.

6.1 Determination of Awards; Certification.

(a) Following the completion of each Performance Period, the Committee will determine the extent to which the Performance Goal has been achieved or exceeded. If the minimum Performance Goal established by the Committee is not achieved, then no payment will be made.

(b) To the extent that the Performance Goal is achieved, the Committee must certify in writing, in accordance with the requirements of Section 162(m) of the Code, the extent to which the Performance Goal has been achieved and will then determine, in accordance with the prescribed formula, the amount of each Participant’s Award.

(c) In determining the amount of each Award, the Committee may reduce or eliminate the amount of an Award by applying Negative Discretion if, in its sole discretion, such reduction or elimination is appropriate.

(d) In no event may the amount of an Award for any Plan Year exceed the Maximum Award, except to the extent the Committee determines to pay an amount that does not qualify as performance-based compensation under Code Section 162(m).

6.2 Form and Timing of Payment. As soon as practicable following the Committee’s certification pursuant to Section 6.1 for the applicable Performance Period, each Participant will receive a cash lump sum payment of his or her Award, less required withholding.

6.3 Employment Requirement. Except to the extent the Committee determines to pay an Award to a Participant for any reason in the Committee’s sole discretion, (a) no Award may be paid to any Participant who is not actively employed by the Company or an Affiliate on the date that Awards are paid, and (b) if a Participant’s employment terminates for any reason (excluding/including death, disability or retirement) prior to the date that Awards are paid, all of the Participant’s rights to an Award for the Performance Period will be forfeited.

6.4 Deferral of Awards. The Committee, in its sole discretion, may permit a Participant to defer the payment of an Award that would otherwise be paid under the Plan subject to such rules and procedures as determined by the Committee in its sole discretion in accordance with Code Section 162(m).

Section 7. GENERAL PROVISIONS.

7.1 Compliance With Legal Requirements. The Plan and the granting of Awards are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

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7.2 Non-transferability. A person’s rights and interests under the Plan, including any Award previously made to such person or any amounts payable under the Plan may not be assigned, pledged, or transferred.

7.3 No Right to Employment. Nothing in the Plan or in any notice of Award confers upon any person the right to continue in the employment of the Company or any Affiliate or affect the right of the Company or any Affiliate to terminate the employment of any Participant.

7.4 No Right to Award. Unless otherwise expressly set forth in an employment agreement signed by the Company and a Participant, a Participant has no right to any Award under the Plan until such Award has been paid to such Participant and participation in the Plan in one Performance Period does not connote any right to become a Participant in the Plan in any future Performance Period.

7.5 Withholding; Offset. The Company has the right to withhold from any Award any federal, state or local income and/or payroll taxes required by law to be withheld and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to an Award. If at any time prior to any payment a Participant is indebted to the Company (including any clawback policy adopted or implemented by the Board or Committee in respect of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010), the Company has the right to offset against the payment amount the amount of the Participant’s indebtedness.

7.6 Amendment or Termination of the Plan. The Board or the Committee may, at any time, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for Awards under the Plan to qualify as performance-based compensation under Code Section 162(m) will be effective unless approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment may adversely affect the rights of any Participant to Awards allocated prior to such amendment, suspension or termination.

7.7 Unfunded Status. Nothing contained in the Plan, and no action taken pursuant to its provisions, creates or may be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, beneficiary or legal representative or any other person. To the extent that a person acquires a right to receive payments under the Plan, such right is no greater than the right of an unsecured general creditor of the Company. All payments to be made under Awards will be paid from the general funds of the Company and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA).

7.8 Governing Law. The Plan will be construed, administered and enforced in accordance with the laws of New York without regard to conflicts of law.

7.9 Section 162(m) of the Code; Bifurcation of the Plan. It is the intent of the Company that the Plan and the Awards made under the Plan to Participants who are or may become persons whose compensation is subject to Section 162(m) of the Code satisfy any applicable requirements to be treated as qualified performance-based compensation under Section 162(m) of the Code. The provisions of the Plan may at any time be bifurcated by the Board or the Committee so that certain provisions of the Plan or any Award intended to satisfy the applicable requirements of Section 162(m)

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of the Code are only applicable to persons whose compensation is subject to Section 162(m) of the Code.

7.10 Section 409A of the Code. It is intended that payments under the Plan qualify as short-term deferrals exempt from the requirements of Section 409A of the Code. In the event that any Award does not qualify for treatment as an exempt short-term deferral, it is intended that such amount will be paid in a manner that satisfies the requirements of Section 409A of the Code. The Plan will be interpreted and construed accordingly.

7.11 Expenses. All costs and expenses in connection with the administration of the Plan will be paid by the Company.

7.12 Section Headings. The headings of the Plan have been inserted for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such headings, will control.

7.13 Severability. In the event that any provision of the Plan is considered illegal or invalid for any reason, such illegality or invalidity will not affect the remaining provisions of the Plan, but will be fully severable, and the Plan will be construed and enforced as if such illegal or invalid provision had never been contained therein.

7.14 Gender and Number. Except where otherwise indicated by the context, wherever used, the masculine pronoun includes the feminine pronoun; the plural includes the singular, and the singular includes the plural.

7.15 Non-exclusive. Nothing in the Plan limits the authority of the Company, the Board or the Committee to adopt such other compensation arrangements, as it may deem desirable for any Participant.

7.16 Notice. Any notice to be given to the Company or the Committee pursuant to the provisions of the Plan must be in writing and directed to the Committee, in care of the Corporate Secretary of the Company at 85 Fifth Avenue, New York, NY 10003.

7.17 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder will be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the assets of the Company.

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